U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

      Date of Report (Date of earliest event reported):  December 29, 2003

                                UCELLIT.COM INC.
             (Exact name of registrant as specified in its charter)

      WASHINGTON                    000-32091                     91-2022701
   (State or other                (Commission                 (I.R.S. Employer
    jurisdiction                  File Number)               Identification No.)
  of incorporation)

                 2445 West 16
           Vancouver, British, Canada                             V6K 3B9

     (Address of principal executive offices)                    (Zip Code)

   Registrant's telephone number, including area code:  (604) 685-4321

ITEM 1.   CHANGE  IN  CONTROL  OF  REGISTRANT

     On December 29, 2003, Brian Gruson purchased 1,500,000 shares four common stock from Michael Kirsh. The consideration that Mr. Gruson paid to Mr. Kirsh was $10.00 in Canadian dollars. As a result of this transaction, Mr. Kirsh does not own any shares of our common stock. Also as a result of this transaction, Mr. Gruson now own an aggregate of 1,769,000 shares of our common stock, representing 78% of our common stock, which includes the 1,500,000 Mr. Gruson acquired from Mr. Kirsh and 269,000 shares that Mr. Gruson previously acquired from us. All of these shares are restricted shares and have not been registered. We consider Mr. Gruson to be our control person. The composition of our Board of Directors has not changed and there are no agreements related to this transaction to change the composition of the Board of Directors. Mr. Epstein remains our sole director at this time. As a result of the transaction, Mr. Gruson became our majority owner of our common stock.

     The following table sets forth certain information concerning the number of shares of common stock owned beneficially as of January 9, 2004 by: (i) each person (including any group) known by us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and officers and control persons, and (iii) our officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

Name                                    Shares    Class          Percentage
and Address                             Owned     of Securities  of Class
----------------------------------------------------------------------------

Brian Gruson                           1,769,000  Common Stock           78%
76 Dale Avenue
Toronto, Ontario
Canada M4W 1K9

Mark Epstein, Director, President
And Chief Accounting Officer                 -0-  Common Stock            0%
2445 West 16
Vancouver, BC Canada  V6K 3B9

All executive officers &directors as         -0-  Common Stock            0%
a group (1 Individual)

     We believe that all persons have full voting and investment power with respect to the shares indicated. We are not aware of any arrangements that may result in a change in control, other than as described herein.

     Brian Gruson, age 49, is a citizen of Canada. Mr. Gruson has been an investment advisor working for Canadian securities firms since 1997. From 1997 until 1999, Mr. Gruson was an investment advisor with Rampart Securities. From 1999 until 2003, Mr. Gruson was an investment advisor with Yorktown Securities. From 2003 through the present, Mr. Gruson has been was an investment advisor with Desjardins Securities. Mr. Gruson has a B.A. degree from York University
(1976).

ITEM 7.   FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial Statements of Business Acquired.  NONE.

     (b)  Pro  Forma  Financial  Information:  NONE.
     (c)  Exhibits.

Exhibit Number  Description
10.1            Stock Purchase Agreement


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


UCELLIT.COM INC.

Date: January 12, 2004


By:    /s/ ____________________________
Name:  Mark Epstein ___________________
Title: Director